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                                                                   Exhibit 10.53

                                AMENDMENT NO. ONE
                                       TO
                      MANUFACTURING AND PURCHASE AGREEMENT
                                     BETWEEN
                              BROCADE AND SOLECTRON

This Amendment Number One ("Amendment") to the Manufacturing and Purchase Agreement by and between Brocade Communications Systems, Inc. ("Brocade"), and Solectron Corporation ("Solectron"), dated February 21, 2003 ("Agreement") is entered into as of March __, 2003.

In consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, Brocade and Solectron agree as follows:

     1.  Section 2.7. Section 2.7 is deleted in its entirety.

     2. Section 8.4. The first sentence in Section 8.4 is deleted and replaced with the following:

                  Unless otherwise agreed to in the SLA, Solectron will submit invoice(s) periodically to Brocade upon shipment of Product(s) for which the recipient takes delivery inside the United States. (All Products for which the recipient takes delivery outside of the United States shall be governed by the agreement entered into by and between Brocade Communications Switzerland, SarL. and Solectron, dated March __, 2003.)

     3. Section 19. Section 19 is deleted in its entirety and replaced with the following:

                     [THIS SECTION INTENTIONALLY LEFT BLANK]

     4. Exhibit H. Exhibit H is deleted in its entirety and replaced with the following:

                     [THIS EXHIBIT INTENTIONALLY LEFT BLANK]

     5. No Other Changes. Except as specified in this Amendment, the Agreement remains unchanged and in full force and effect.

     6. Counterparts. This Amendment may be executed in two or more counterparts, all of which, taken together, shall be regarded as one and the same instrument.

BROCADE COMMUNICATIONS SYSTEMS INC.          SOLECTRON CORPORATION

Signature: ______________________            Signature: ________________________

Name:      _______________________           Name:      ________________________

Title:     _______________________           Title:     ________________________

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